Supplemental Financial Report for

Quarter Ended March 31, 2016

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

All statements in this document other than statements of historical facts, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. When used, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions, are intended to identify forward-looking statements. We have based forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. This document may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties contained in this supplement and, accordingly, we cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the headings “Item 1A. Risk Factors” beginning on page 11 of our Annual Report on Form 10-K for the year ended December 31, 2015 and beginning on page 49 of our Form 10-Q for the quarter ended March 31, 2016.  These forward-looking statements are subject to various risks and uncertainties and America First Multifamily Investors, L.P. expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Most, but not all, of the selected financial information furnished herein is derived from the America First Multifamily Investors, L.P.’s (“ATAX” or “Partnership”) consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Forms 10-K and 10-Q.  The Partnership’s annual consolidated financial statements were subject to independent audit, dated March 3, 2016. The 10-Q materials are dated May 2, 2016 and the Partnership does not undertake to update the materials after that date.

Disclosure Regarding Non-GAAP Measures

This document refers to certain financial measures that are identified as non-GAAP. We believe these non-GAAP measures are helpful to investors because they are the key information used by management to analyze our operations. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures.

Please see the consolidated financial statements we filed with the Securities and Exchange Commission on Forms 10-Ks and 10-Qs which include a reconciliation of the Partnership to consolidated financial statements in the capital and liquidity section. Our GAAP consolidated financial statements can be located upon searching for the Partnership’s filings at www.sec.gov.

PARTNERSHIP FINANCIAL INFORMATION

TABLE OF CONTENTS	Pages
Supplemental Letter From the CEO	4-5
Quarterly Fact Sheet	6
Financial Performance Trend Graphs	7-9
Key Facts about America First Multifamily Investors, LP	10
Partnership Financial Statements	11-13
Partnership Financial Measures	14-16
Occupancy Data	17-18

AMERICA FIRST MULTIFAMILY INVESTORS L.P.

SUPPLEMENTAL LETTER FROM THE CEO

The first quarter of 2016 was stable for us. We are pleased by the results of our operations, the net income we have reported, and our Cash Available for Distribution (“CAD”).

Highlights of our first quarter of 2016 results, compared to the first quarter of 2015, are as follows:

•	Total revenue increased to $14.9 million, from $12.5 million
•	Net Income remained consistent at $2.5 million
•	Ratio of debt to total assets at par and cost increased to 64%, compared to 61%
•	CAD increased to $6.3 million ($0.10 per unit), compared to $5.4 million ($0.09 per unit)

The notable transactions for the first quarter of 2016 that contributed to the $0.10 CAD per unit were:

•	Purchased one mortgage revenue bond for approximately $11.5 million par value which is collateralized by a 180-unit multifamily residential property,
•	Sold one mortgage revenue bond for approximately $9.5 million, which approximated its carrying value plus accrued interest,
•	Sold the three remaining MBS Securities for approximately $15.1 million, which approximates the outstanding amortized cost plus interest, and eliminated the MBS Securities segment,
•

Terminated the $11.0 million derivative hedging the MBS Tender Option Bond (“TOB”) financing facility resulting in no gain or loss which was completed in conjunction with the sale of the remaining MBS Securities, and

•	Raised $10 million in capital related to the sale of the Series A Preferred Units which are redeemable.

We have strengthened the performance of the fund and continued to enhance our relationships with our business partners and Unitholders. This has allowed us to report positive results in CAD.

We are very proud of our history of paying distributions to our Unitholders. For the past 30 years, the general partner of the general partner of ATAX has remained committed to paying distributions to the Unitholders of our Partnership.  We have not missed a regularly scheduled distribution since we were listed as a publicly traded company on the NASDAQ market in 1986.

As a management team, we remain disciplined in our investment strategy and diligent in pursuit of market opportunities as they present themselves.

4

It has been a privilege to work with the many skilled and dedicated members of our Partnership team and an experienced team that comprise our Board of Managers.   We are encouraged by the Partnership’s direction and look forward to discussing our first quarter of 2016 results in the near future.

Chad Daffer, Chief Executive Officer

5

FIRST QUARTER 2016 FACT SHEET

Partnership Details
(As of March 31, 2016)
Symbol (NASDAQ)	ATAX
Annual Distribution	$0.50
Price	$5.25
Yield	9.5%

Units Outstanding	60,252,928
Market Capitalization	$316,327,872
52 week range of stock price	$4.51 to $5.76

Partnership Financial Information for the Quarter Ended March 31, 2016
(amounts in thousands, except per unit)

Total Revenue	$14,928
Net Income - ATAX	$2,532
Cash Available for Distribution ("CAD")[1]	$6,289
Total Assets	$874,453
Ratio of Debt To Total Assets at Par and Cost	64%

CAD, per unit	$0.10

Distribution Declared per unit[2]	$0.125

We were formed for the primary purpose of acquiring a portfolio of mortgage revenue bonds that are issued to provide construction and/or permanent financing of multifamily residential properties. We expect most of the interest paid on these bonds is excludable from gross income for federal income tax purposes. Our business objectives are to (i) preserve and protect our capital, (ii) provide regular cash distributions, and (iii) generate additional returns from appreciation of real estate or the opportunistic sale of the asset investments to our Unitholders. We also invest in other securities which 1) must be rated in one of the four highest rating categories by at least one nationally recognized securities rating agency and 2) cannot be more than 25% of our total assets at acquisition. We have also acquired interests in multifamily apartments (“MF Properties”) in order to position ourselves for future investments in mortgage revenue bonds issued to finance these properties.

1)

Management utilizes a calculation of Cash Available for Distribution (“CAD”) as a means to determine the our ability to make distributions to Unitholders. This is a non-GAAP financial measure and on page 14 of the Supplement, GAAP Partnership net income is reconciled to CAD.

2)

The most recent distribution was paid on April 29, 2016 for Unit holders of record as of March 31, 2016. The distribution is payable to Unit holders of record as of the last business day of the quarter month end and ATAX trades ex-dividend two days prior to the record date with a payable date of the last business day of the subsequent month.

6

REVENUE TRENDS

•	Revenue has increased due to our acquisition of mortgage revenue bonds. The trend line represents the trajectory of total investment revenue.
•	Highlighted transactions recorded during the past eight quarters include the following:
•	During the first quarter of 2016, we recognized contingent interest income of approximately $174,000.
•	During the fourth quarter of 2015, we recognized contingent interest and note interest income of approximately $6.2 million as a result of the sale of the Consolidated VIEs.
•	During the third quarter of 2015, we recognized a gain of approximately $1.2 million on the sale of Glynn Place, an MF Property.
•	During the second quarter of 2015, we recognized a gain of approximately $3.4 million on the sale of The Colonial, an MF Property.
•	During the third quarter of 2014, we recognized approximately $188,000 of guarantee fee income related to the Greens Property.
•	During the second quarter of 2014, we sold the Autumn Pines mortgage revenue bond and recognized a gain of approximately $873,000.

PARTNERSHIP INCOME STATEMENT TRENDS – REVENUES

7

PERFORMANCE TRENDS

PERFORMANCE TRENDS PER UNIT

•	In general, CAD1 has remained relatively consistent over the past eight quarters absent the contribution from highlighted transactional events.
•	In Q1 2016, we realized approximately $174,000 of contingent interest and 25% of Tier 2 income due to the General Partner of approximately $44,000.
•

In 2015, we realized approximately $4.8 million of contingent interest and 25% of Tier 2 income due to the General Partner of approximately $1.2 million. In addition, we reported the sale of Glynn Place and The Colonial which resulted in an approximately $1.2 million and $3.4 million gain, respectively, and 25% of Tier 2 income due to the General Partner was approximately $297,000 and $854,000, respectively. There was approximately $7.0 million that was allocated to the Unitholders.

•	In 2014,we recognized Tier 2 income of approximately $873,000 of which approximately $218,000 was allocated to the Unitholders.

1)

Management utilizes a calculation of Cash Available for Distribution (“CAD”) as a means to determine the Partnership’s ability to make distributions to Unitholders. This is a non-GAAP financial measure, Page 14 of this Supplement provides a reconciliation of GAAP Partnership net income to CAD.

LEVERAGE RATIOS

8

Our operating policy on leverage is:•

To maintain leverage of between 75% and 85%of the mortgage revenue bonds’ par value due to longer term TOB and TEBS facilities and credit enhancement.•

For investment grade rated assets, which are the PHC certificates and the MBS Securities, the policy allows for more consistent leverage percentages since those asset classes are rated. Our policy is to have leverage on average at 80% of the par value for these investment classes.

Our policy regarding mortgages on MF Properties is to look at a supportable loan given standard parameters of LTV and DSC. Mortgages are utilized as interim leverage while in consideration of longer term debt financing cognizant to bring the leverage ratio on total assets to a target level of 65%.

Weighted Average Cost of Debt	Period End	Period End
	Rate	Rate
	31-Mar-16	31-Dec-15
TEBS Financing	1.94%	1.51%
TOB Secured Financing	3.42%	3.26%
Mortgages payable and other secured financing	3.69%	3.57%

1)	Amounts shown are at par and cost.

9

OTHER PARTNERSHIP INFORMATION

Corporate Office:
1004 Farnam Street
Suite 400
Omaha, NE 68102
Phone:	402-444-1630
Investor Services	402-930-3098
Fax:	402-930-3047
Web Site:	www.ataxfund.com
Ticker Symbol:	ATAX

Transfer Agent: American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038
Phone:	718-921-8124
888-991-9902
Fax:	718-236-2641

Corporate Counsel:	Independent Accountants:
Barnes & Thornburg LLP	PwC
11 S. Meridian Street	1 North Wacker
Indianapolis, IN 46204	Chicago, Illinois 60606

The Burlington Capital Group LLC, General Partner of the General Partner for

America First Multifamily Investors, L.P. - Board of Managers

Michael B. Yanney	Chairman Emeritus of the Board
Lisa Y. Roskens	Chairman of the Board
Mariann Byerwalter	Manager Dr. William
S. Carter	Manager Patrick J. Jung
Manager George Krauss	Manager Dr.
Martin Massengale	Manager Dr. Gail Yanney
Manager Ambassador Clayton Yeutter	Manager
Walter K. Griffith	Manager Senator
Michael Johanns	Manager

Corporate Officers

Chief Executive Officer – Chad Daffer

Chief Financial Officer – Craig S. Allen

10

Partnership Financial Statements and Information Schedules

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. BALANCE SHEETS

	March 31, 2016	December 31, 2015
Assets
Cash and cash equivalents	$17,822,453	$17,035,782
Restricted cash	8,753,563	8,950,374
Interest receivable	6,014,520	5,220,859
Mortgage revenue bonds, held in trust	535,399,114	536,316,481
Mortgage revenue bonds	60,977,254	47,366,656
Public housing capital fund trusts	60,505,340	60,707,290
Mortgage-backed Securities	-	14,775,309
Real estate assets:
Land and improvements	17,983,300	17,887,505
Buildings and improvements	139,232,348	139,153,699
Real estate assets before accumulated depreciation	157,215,648	157,041,204
Accumulated depreciation	(17,670,045)	(16,023,814)
Net real estate assets	139,545,603	141,017,390
Investment in equity interest	2,414,050	-
Other assets	43,020,941	35,720,342
Total Assets	$874,452,838	$867,110,483

Liabilities
Accounts payable, accrued expenses and other liabilities	$5,555,618	$5,667,948
Distribution payable	7,607,693	8,759,343
Unsecured lines of credit	27,984,639	17,497,000
Debt financing	430,307,423	451,496,716
Mortgages payable and other secured financing	69,053,487	69,247,574
Derivative swap, at fair value	2,227,074	1,317,075
Total Liabilities	542,735,934	553,985,656
Redeemable preferred units	9,980,965	-
Partners' Capital
General Partner	485,188	399,077
Beneficial Unit Certificate holders	321,245,277	312,720,264
Total Partners' Capital	321,730,465	313,119,341
Noncontrolling interest	5,474	5,486
Total Capital	321,735,939	313,124,827
Total Liabilities and Partners' Capital	$874,452,838	$867,110,483

12

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.
PARTNERSHIP INCOME STATEMENTS

	For The Three Months Ended March 31, 2016	For The Three Months Ended March 31, 2015
Revenues:
Investment income	$9,157,234	$7,979,784
Property revenues	5,074,104	4,302,301
Contingent interest income	174,396	-
Other interest income	514,125	224,540
Gain on sale of securities	8,097	-
Total Revenues	14,927,956	12,506,625
Expenses:
Real estate operating (exclusive of items shown below)	2,636,677	2,471,030
Depreciation and amortization	2,124,898	1,454,179
Amortization of deferred financing costs	532,187	338,599
Interest	4,770,135	3,936,176
General and administrative	2,332,371	1,807,481
Total Expenses	12,396,268	10,007,465
Income from continuing operations	2,531,688	2,499,160
Income from discontinued operations	-	24,428
Net income before noncontrolling interest	2,531,688	2,523,588
Loss attributable to noncontrolling interest	(12)	(891)
Net income - ATAX Partnership	$2,531,700	$2,524,479

Net Income	2,531,688	2,523,588
Redeemable preferred unit distribution and accretion	(1,684)	-
Net income available to Partners and noncontrolling interest	$2,530,004	$2,523,588

Selected Segment Data (Partnership):
Revenue:
Mortgage Revenue Bond Investments	$9,074,195	$7,318,561
MF Properties	5,074,104	4,302,301
Public Housing Capital Fund Trusts	730,902	732,903
MBS Securities Investments	48,755	152,860
Total	$14,927,956	$12,506,625
Total Expenses:
Mortgage Revenue Bond Investments	$6,756,858	$4,969,039
MF Properties	5,341,907	4,695,942
Public Housing Capital Fund Trusts	300,720	303,755
MBS Securities Investments	(3,229)	37,838
Total	$12,396,256	$10,006,574
Net Income (loss) from continuing operations:
Mortgage Revenue Bond Investments	$2,317,337	$2,349,522
MF Properties	(267,803)	(393,641)
Public Housing Capital Fund Trusts	430,182	429,148
MBS Securities Investments	51,984	115,022
Income from continuing operations	$2,531,700	$2,500,051

13

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

PARTNERSHIP CASH AVAILABLE FOR DISTRIBUTION AND OTHER PERFORMANCE MEASURES
FOR THE THREE MONTHS ENDED

The following table shows the calculation of CAD (and a reconciliation of the Partnership’s net income as determined in accordance with GAAP to its CAD):

	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Partnership net income	$3,800,139	$3,473,061	$2,236,621	$2,670,645	$8,153,317	$2,514,338	$9,549,326	$2,531,700
Change in fair value of derivatives and interest rate derivative amortization	434,071	153,810	1,239,632	899,873	(198,743)	1,254,564	(153,039)	1,110,407
Depreciation and amortization expense (Partnership only)	1,293,553	1,595,360	1,818,169	1,794,814	1,743,317	1,829,026	2,760,643	2,124,898
Amortization of deferred financing costs	-	-	-	-	-	-	-	532,187
Redeemable preferred unit distribution and accretion	-	-	-	-	-	-	-	(1,684)
Bond purchase discount accretion (net of cash received)	(2,393)	1,902	140,296	18,899	729,672	380,644	171,717	34,696
Developer income	44,000	487,948	-	-	18,159	-	-	-
Tier 2 Income distributable to the General Partner	(218,295)	-	(10,000)	-	(854,365)	(296,952)	(1,187,639)	(43,599)
Provision for loss on receivable	-	-	-	-	98,431	(98,431)	-	-
Amortization related to discontinued operations	-	-	-	-	2,029	2,023	3,380	-
CAD	$5,351,075	$5,787,081	$5,424,718	$5,384,231	$9,691,817	$5,585,212	$11,144,388	$6,288,605
Weighted average number of units outstanding,
basic and diluted	60,252,928	60,252,928	60,252,928	60,252,928	60,252,928	60,252,928	60,252,928	60,252,928

Partnership:
Net income, basic and diluted, per unit	$0.05	$0.06	$0.04	$0.04	$0.12	$0.04	$0.14	$0.04
CAD per unit	$0.09	$0.10	$0.09	$0.09	$0.16	$0.09	$0.19	$0.10

Distributions declared, per unit	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125

For the tax year ended   December 31, 2015, taxable income was approximately 6% of the total of taxable and tax-exempt interest income on the Partnership’s tax return. In addition, income subject to AMT was approximately 11% of the tax-exempt income.   A Unitholder of ATAX   who   had ownership for the full year would have seen a similar   break   out   of their   income on their   2015 tax form K-1.

14

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.
MORTGAGE REVENUE BOND INVESTMENT SCHEDULE ON MARCH 31, 2016

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value
Arbors at Hickory Ridge	Memphis, TN	12/1/2049	6.25%	$11,432,475	$13,547,618
Ashley Square	Des Moines, IA	12/1/2025	6.25%	5,084,000	5,600,695
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,381,921	18,582,999
Avistar at Chase Hill - Series A	San Antonio, TX	3/1/2050	6.00%	9,913,418	11,038,516
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,616,015	11,114,561
Avistar (February 2013 Acquisition) - Series B (3 Bonds)	San Antonio, TX	4/1/2050	9.00%	2,165,824	2,422,367
Avistar at the Oaks - Series A	San Antonio, TX	8/1/2050	6.00%	7,761,097	8,757,361
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,701,407	7,561,642
Avistar on the Hills - Series A	San Antonio, TX	8/1/2050	6.00%	5,362,122	6,088,433
Avistar (June 2013 Acquisition) - Series B (3 Bonds)	San Antonio, TX	9/1/2050	9.00%	1,008,559	1,141,489
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,300,000	13,883,196
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	125,000	125,494
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,430,000	7,352,898
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,565,000	8,552,233
Brookstone	Waukegan, IL	5/1/2040	5.45%	9,146,168	9,037,001
Bruton Apartments	Dallas, TX	8/1/2054	6.00%	18,145,000	20,454,301
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	15,000,000	14,915,592
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,500,000	12,904,405
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	17,060,000	18,435,668
Concord at Gulfgate - Series B	Houston, TX	3/1/2032	12.00%	2,125,000	2,249,242
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	12,480,000	13,354,828
Concord at Little York - Series B	Houston, TX	3/1/2032	12.00%	960,000	963,364
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	18,020,000	19,473,104
Concord at Williamcrest - Series B	Houston, TX	3/1/2032	12.00%	2,800,000	2,880,041
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,185,000	5,875,953
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,322,627	9,274,873
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,590,000	7,927,260
Crossing at 1415 - Series B	San Antonio, TX	1/1/2053	12.00%	335,000	343,116
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	23,000,000	25,080,032
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,670,000	4,784,116
Glenview - Series B	Cameron Park, CA	12/1/2016	8.00%	2,053,000	2,044,891
Greens of Pine Glen - Series A	North Carolina	10/1/2047	6.50%	8,273,000	9,680,067
Greens of Pine Glen - Series B	North Carolina	10/1/2047	9.00%	942,560	1,107,881
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,960,000	7,725,305
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,435,000	6,720,937
Heights at 515 - Series B	San Antonio, TX	1/1/2053	12.00%	510,000	522,355
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	11,185,000	12,575,428
Heritage Square - Series B	Edinburg, TX	10/1/2051	12.00%	520,000	559,156
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,736,000	10,034,086
Live 929	Baltimore, MD	7/1/2049	5.78%	40,150,000	47,564,662
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,530,000	2,655,674
Montclair - Series B	Lemoore, CA	12/1/2016	8.00%	928,000	926,422
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,287,000	17,484,018
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,559,200	4,173,670
Pro Nova - 2014A	Knoxville, TN	5/1/2034	6.00%	10,000,000	10,929,900
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,425,883	12,887,896
Runnymede	Austin, TX	10/1/2042	6.00%	10,350,000	12,201,305
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,065,000	3,264,878
Santa Fe - Series B	Hesperia, CA	12/1/2016	8.00%	1,671,000	1,668,159
Seasons at Simi Valley - Series A-1	Simi Valley, CA	9/1/2032	5.75%	4,376,000	4,792,321
Seasons at Simi Valley - Series A-2	Simi Valley, CA	9/1/2017	5.50%	1,944,000	2,011,332
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,971,455	9,403,827
Southpark	Austin, TX	12/1/2049	6.13%	13,560,000	16,157,147
Sycamore Walk - Series B-1	Bakersfield, CA	1/1/2033	5.25%	3,632,000	3,786,326
Sycamore Walk - Series B-2	Bakersfield, CA	1/1/2018	5.50%	1,815,000	1,707,026
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,958,648	22,861,593
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	6,065,947	6,636,002
Vantage at Judson	San Antonio, TX	2/1/2053	9.00%	26,507,380	29,673,650
Vantage at Harlingen	San Antonio, TX	9/1/2053	9.00%	24,575,000	26,843,925
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,964,084	4,220,252
Willow Run	Columbia, SC	12/1/2050	5.50%	15,000,000	14,916,596
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,351,000	4,917,283
				$536,486,791	$596,376,368

OTHER INVESTMENTS ON MARCH 31, 2016

	Weighted	Weighted Avg.	Principal	Estimated
Name	Average Lives	Coupon Rate	Outstanding	Fair Value
Public Housing Capital Fund Trust Certificate I	9.06	5.33%	$24,923,137	$27,984,446
Public Housing Capital Fund Trust Certificate II	8.42	4.29%	11,465,660	11,650,257
Public Housing Capital Fund Trust Certificate III	9.56	5.42%	20,898,432	20,870,637
			$57,287,229	$60,505,340

15

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE ON DECEMBER 31, 2015

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value
Arbors at Hickory Ridge	Memphis, TN	12/1/2049	6.25%	$11,450,000	$13,333,165
Ashley Square	Des Moines, IA	12/1/2025	6.25%	5,099,000	5,607,163
Avistar at Chase Hill - Series A	San Antonio, TX	3/1/2050	6.00%	9,935,552	11,068,576
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,637,485	10,938,709
Avistar at the Oak - Series A	San Antonio, TX	8/1/2050	6.00%	7,777,936	8,618,095
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,300,000	13,630,251
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,715,948	7,441,393
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,418,497	18,290,820
Avistar on the Hill - Series A	San Antonio, TX	8/1/2050	6.00%	5,373,756	6,066,852
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,430,000	7,196,135
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,595,000	8,412,222
Brookstone	Waukegan, IL	5/1/2040	5.45%	9,168,742	8,904,871
Bruton Apartments	Dallas, TX	8/1/2054	6.00%	18,145,000	20,046,839
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	15,000,000	15,224,597
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	17,060,000	17,912,612
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	12,480,000	13,168,441
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	18,020,000	19,202,543
Copper Gate	Lafayette, IN	12/1/2029	6.25%	5,185,000	5,801,341
Cross Creek Apartments	Beaufort, SC	3/1/2049	6.15%	8,343,321	9,034,294
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,590,000	7,798,523
Decatur-Angle	Fort Worth, TX	1/1/2054	5.75%	23,000,000	24,582,083
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,670,000	4,880,572
Greens of Pine Glen - Series A	North Carolina	5/1/2042	6.50%	8,294,000	9,432,270
Harden Ranch - Series A	Salinas, California	3/1/2030	5.75%	6,960,000	7,628,981
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,435,000	6,611,791
Heritage Square - Series A	Edinberg. TX	9/1/2051	6.00%	11,185,000	11,458,488
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,766,000	9,943,745
Live 929 Apartments	Baltimore, MD	7/1/2049	5.78%	40,175,000	46,631,412
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,530,000	2,644,079
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,311,000	17,001,867
Pro Nova - 2014-1	Knoxville. TN	5/1/2034	6.00%	10,000,000	10,813,700
Pro Nova - 2014-2	Knoxville. TN	5/1/2025	5.25%	9,295,000	9,748,689
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,450,959	12,684,036
Runnymede	Austin, TX	10/1/2042	6.00%	10,350,000	11,950,938
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,065,000	3,219,067
Seasons at Simi Valley - Series A-1	Simi Valley, CA	9/1/2032	5.75%	4,376,000	4,723,263
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,983,811	9,230,160
Southpark	Austin, TX	12/1/2049	6.13%	13,560,000	15,790,756
Sycamore Walk - Series B-1	Bakersfield, CA	1/1/2033	5.25%	3,632,000	3,632,000
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	20,001,272	22,506,363
Tyler Park Townhomes - Series A	Greenfield, CA	1/1/2030	5.75%	6,075,000	6,562,209
Vantage at Harlingen	San Antonio, TX	9/1/2053	9.00%	24,575,000	26,340,139
Vantage at Judson	San Antonio, TX	2/1/2053	9.00%	26,540,000	29,153,606
Westside Village - Series A	Shafter, CA	1/1/2030	5.75%	3,970,000	4,172,340
Willow Run	Columbia, SC	12/1/2050	5.50%	15,000,000	15,224,591
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,351,000	4,817,471
Other Series B Bonds	Multiple	Multiple	Multiple	23,469,221	24,601,079
Total Mortgage Revenue Bonds				$534,745,500	$583,683,137

OTHER INVESTMENTS ON DECEMBER 31, 2015

	Weighted	Weighted Avg.	Principal	Estimated
Name	Average Lives	Coupon Rate	Outstanding	Fair Value
Public Housing Capital Fund Trust Certificate I	9.25	5.33%	$25,980,780	$28,756,827
Public Housing Capital Fund Trust Certificate II	8.67	4.29%	11,465,660	11,447,430
Public Housing Capital Fund Trust Certificate III	9.81	5.42%	20,898,432	20,503,033
			$58,344,872	$60,707,290
	Weighted Avg.	Weighted Avg.
Mortgage-backed Securities (Agency Rating)	Maturity Date	Coupon Rate
"AAA"	7/1/2032	4.60%	$5,000,000	$5,017,700
"AA"	7/9/2036	4.20%	9,765,000	9,757,609
			$14,765,000	$14,775,309

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AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE BOND PROPERTIES PHYSICAL OCCUPANCY

	Total	Percentage of Occupied Units by Quarter
	Number	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,
Property Name	of Units	2014	2014	2014	2015	2015	2015	2015	2016

Mortgage Bond Properties
Arbors at Hickory Ridge	348	91%	93%	93%	96%	93%	88%	87%	90%
Ashley Square Apartments	144	90%	94%	94%	92%	98%	94%	95%	95%
Avistar at Chase Hill [1]	232	n/a	92%	90%	94%	97%	91%	89%	88%
Avistar at the Crest [1]	200	n/a	98%	92%	97%	98%	98%	96%	97%
Avistar at the Oaks [1]	156	n/a	87%	91%	94%	96%	93%	91%	96%
Avistar at the Parkway [4]	236	n/a	n/a	n/a	n/a	76%	63%	47%	44%
Avistar in 09 [1]	133	n/a	96%	96%	96%	95%	95%	95%	95%
Avistar on the Boulevard [1]	344	n/a	97%	95%	92%	92%	95%	92%	92%
Avistar on the Hills [1]	129	n/a	95%	95%	96%	98%	95%	95%	97%
Bella Vista Apartments	144	97%	96%	98%	99%	97%	95%	96%	94%
Bridle Ridge Apartments	152	98%	98%	98%	100%	98%	97%	99%	99%
Brookstone Apartments	168	99%	95%	98%	99%	99%	99%	99%	100%
Bruton Apartments [4]	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	14%
Columbia Gardens [3]	188	n/a	n/a	n/a	n/a	n/a	n/a	86%	83%
Concord at Gulfgate [3]	288	n/a	n/a	n/a	89%	83%	78%	75%	84%
Concord at Little York [3]	276	n/a	n/a	n/a	85%	76%	72%	67%	77%
Concord at Williamcrest [3]	288	n/a	n/a	n/a	86%	77%	74%	73%	86%
Copper Gate [1]	128	99%	96%	95%	95%	93%	95%	96%	100%
Cross Creek Apartments	144	93%	96%	94%	92%	94%	96%	94%	94%
Crossing at 1415 [3]	112	n/a	n/a	n/a	n/a	n/a	n/a	73%	51%
Decatur Angle [4]	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	57%
Glenview Apartments [3]	88	n/a	n/a	97%	99%	97%	98%	100%	98%
Greens of Pine Glen	168	93%	87%	93%	93%	93%	95%	96%	96%
Harden Ranch [3]	100	98%	95%	99%	99%	99%	97%	96%	98%
Heights at 515 [3]	97	n/a	n/a	n/a	n/a	n/a	n/a	82%	65%
Heritage Square [3]	204	n/a	85%	81%	67%	66%	73%	91%	96%
Lake Forest Apartments	240	88%	94%	95%	96%	88%	95%	97%	88%
Live 929 Apartments 2 & 3	575	n/a	96%	97%	92%	89%	91%	92%	91%
Montclair Apartments [3]	80	n/a	n/a	96%	98%	96%	100%	96%	99%
Ohio Properties	362	96%	97%	96%	95%	96%	97%	96%	98%
Palms at Premier Park [3]	240	90%	92%	95%	90%	95%	91%	93%	94%
Renaissance Gateway	208	n/a	94%	93%	100%	96%	93%	96%	96%
Runnymede Apartments	252	97%	96%	97%	98%	97%	96%	98%	99%
Santa Fe Apartments [3]	89	n/a	n/a	99%	100%	100%	97%	99%	98%
Seasons at Simi Valley [3]	69	n/a	n/a	n/a	n/a	n/a	100%	100%	99%
Silver Moon [3]	151	n/a	n/a	n/a	n/a	83%	97%	95%	88%
South Park Ranch Apartments	192	99%	99%	99%	100%	99%	100%	100%	100%
Sycamore Walk [3]	112	n/a	n/a	n/a	n/a	n/a	n/a	98%	100%
Thornhill	180	n/a	n/a	n/a	n/a	n/a	n/a	n/a	98%
Tyler Park Apartments [3]	88	100%	99%	99%	98%	100%	100%	98%	99%
Vantage at Harlingen [4]	288	n/a	n/a	n/a	n/a	70%	81%	82%	78%
Vantage at Judson	288	61%	91%	90%	91%	92%	92%	89%	91%
Westside Village [3]	81	100%	96%	96%	100%	100%	100%	100%	99%
Willow Run [3]	200	n/a	n/a	n/a	n/a	n/a	n/a	92%	88%
Woodlynn Village	59	90%	86%	86%	93%	98%	98%	100%	97%
	8,703

1)	Mortgage bond secured by this property was acquired in 2013. The rehabilitation construction was completed in the third quarter of 2014.
2)	Student housing facility - number of units equals number of beds. Occupancy is lower in the summer months.
3)	Mortgage bonds were acquired in the quarter the occupancy began to be reported.
4)	The Property’s construction is complete and is in the stabilization stage and lease-up.

17

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MF PROPERTIES PHYSICAL OCCUPANCY

	Total	Percentage of Occupied Units
	Number	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,
Property Name	of Units	2014	2014	2014	2015	2015	2015	2015	2016
MF Properties
Arboretum	145	97%	99%	99%	97%	99%	97%	98%	98%
Eagle Village [1]	511	41%	69%	68%	68%	62%	97%	90%	90%
Glynn Place	128	85%	88%	83%	94%	93%	n/a	n/a	n/a
Northernview (f/k/a Meadowview) [2]	270	85%	98%	85%	77%	57%	91%	90%	90%
Residences at DeCordova	110	95%	95%	94%	95%	96%	98%	96%	96%
Residences at Weatherford	76	99%	100%	97%	100%	99%	97%	100%	100%
Suites at Paseo 1 & 3	394	36%	89%	90%	78%	62%	98%	89%	89%
The 50/50 MF Property [1]	475	n/a	99%	96%	99%	97%	100%	99%	99%
The Colonial	258	85%	90%	86%	90%	n/a	n/a	n/a	n/a
Woodland Park	236	92%	93%	89%	87%	92%	92%	95%	95%
	2,603

1)	Student housing facility - number of units equals number of beds. Occupancy is lower in the summer months.
2)	Northern View is in transition from a multifamily housing facility to a student housing facility
3)

In September 2015, the owner of the Suites on Paseo property and the Partnership mutually agreed to exchange the deed for the Suites on Paseo property, a California property, in exchange for the par value Series A and B mortgage revenue bonds plus accrued interest.

18